    As filed with the Securities and Exchange Commission on August 20, 1997

-------------------------------------------------------------------------------

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of

                      The Securities Exchange Act of 1934


                                AUGUST 15, 1997
                               (Date of Report)


                       ERP OPERATING LIMITED PARTNERSHIP
            (Exact Name of Registrant as Specified in its Charter)



                                    0-24920
                             (Commission File No.)



                  Illinois                                 36-3894853
       (State or Other Jurisdiction                     I.R.S. Employer
            of Incorporation)                          Identification No.)




Two North Riverside Plaza, Chicago, Illinois                60606
  (Address of Principal Executive Offices)                (Zip Code)


                                (312) 474-1300
             (Registrant's Telephone Number, Including Area Code)

-------------------------------------------------------------------------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


ACQUISITIONS

ERP Operating Limited Partnership and its subsidiaries (the "Operating Partnership") has acquired, in addition to the Properties acquired in connection with the Merger, which closed on May 30, 1997 and in addition to the Properties reported in the Current Report on Form 8-K, dated May 20, 1997, 16 multifamily properties during the period from May 21, 1997 through August 15, 1997. The cash portion of these transactions was financed primarily through the Series D Preferred Share Offering and the June 1997 Common Share Offerings. Descriptions of the acquired properties are as follows.

Capitalized terms not defined herein are used as defined in the Operating Partnership's Annual Report on Form 10-K for the year ended December 31, 1996 and the Operating Partnership's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997.

CASCADE AT LANDMARK APARTMENTS, ALEXANDRIA, VIRGINIA

On May 21, 1997, the Operating Partnership acquired a multifamily property located in Alexandria, Virginia ("Cascade at Landmark"). Cascade at Landmark was approximately 94% occupied as of August 1, 1997. The property consists of 277 units in a 16 story high-rise building and one story clubroom/leasing office on approximately five acres. Amenities include a clubroom, swimming pool with jacuzzi and deck area, tennis court, 24-hour front desk service with secured access, garage parking with secured access, laundry rooms, storage area, walk-in closets and mini-blinds. The property was constructed in 1990. Property management services are being provided by the Operating Partnership since the date of acquisition.

Terms of Purchase

Cascade at Landmark was purchased from an unaffiliated third party for approximately $23.3 million.

TAMARLANE APARTMENTS, PORTLAND, MAINE

On May 21, 1997, the Operating Partnership acquired a multifamily property located in Portland, Maine ("Tamarlane"). Tamarlane was approximately 99% occupied as of August 1, 1997. The property consists of 115 units in 23 two-story residential buildings and a single-story clubhouse/leasing office on approximately 19 acres. Amenities include a clubhouse, swimming pool, washer/dryer hook-ups in each unit. The property was constructed in 1986. Property management services are being provided by the Operating Partnership since the date of acquisition.

Terms of Purchase

Tamarlane was purchased from an unaffiliated third party for approximately $5.8 million.

SABAL PALM CLUB APARTMENTS, POMPANO BEACH, FLORIDA

On May 21, 1997, the Operating Partnership acquired a multifamily property located in Pompano Beach, Florida ("Sabal Palm Club", formerly known as Post Crossing). Sabal Palm Club was approximately 88% occupied as of August 1, 1997. The property consists of 416 units in 18 two story residential buildings and a single-story clubhouse on approximately 23 acres. Amenities include two swimming pools, two lighted tennis courts, car wash facility, detached garages, laundry facilities and controlled access gates. The property was constructed in 1989. Property management services are being provided by the Operating Partnership since the date of acquisition.

Terms of Purchase

Sabal Palm Club was purchased from an unaffiliated third party for approximately $23.6 million.

BANYAN LAKE APARTMENTS, BOYNTON BEACH, FLORIDA

On May 29, 1997, the Operating Partnership acquired a multifamily property located in Boynton Beach, Florida ("Banyan Lake"). Banyan Lake was approximately 86% occupied as of August 1, 1997. The property consists of 288 units in 36 two story residential buildings and a single-story leasing office on approximately 30 acres. Amenities include swimming pool with wading pool, one basketball court, three racquetball courts, two tennis courts, a children's playground, picnic/barbecue area, washer/dryer hook-ups in every unit, free basic cable, and screened-in patios. The property was constructed in 1986. Property management services are being provided by the Operating Partnership since the date of acquisition.

Terms of Purchase

Banyan Lake was purchased from an unaffiliated third party for approximately $13.9 million.

CLUB AT TANASBOURNE APARTMENTS, HILLSBORO, OREGON

On June 19, 1997, the Operating Partnership acquired a multifamily property located in Hillsboro, Oregon ("Club at Tanasbourne"). Club at Tanasbourne was approximately 97% occupied as of August 1, 1997. The property consists of 352 units in 34 two-story residential buildings and a single-story clubhouse/leasing office on approximately 19 acres. Amenities include a clubhouse, pool/spa/sauna, laundry center, mini-theater, computer/home office area, washer/dryer hook-ups in every unit, fireplaces and dual vanities in some units, walk-in closets, mirrored closet doors and vaulted ceilings and fans in the upstairs units. The property was constructed in 1990. Property management services are being provided by the Operating Partnership since the date of acquisition.

Terms of Purchase

Club at Tanasbourne was purchased from an unaffiliated third party for approximately $19.8 million.

WOOD CREEK APARTMENTS, PLEASANT HILL, CALIFORNIA

On June 26, 1997, the Operating Partnership acquired a multifamily property located in Pleasant Hill, California ("Wood Creek"). Wood Creek was approximately 95% occupied as of August 1, 1997. The property consists of 256 units in 49 two story residential buildings, a single story clubhouse and one bathhouse on approximately 16 acres. Amenities include a clubhouse with lounge, two swimming pools, wood burning fireplaces, dishwashers, washer/dryers, and vertical and mini blinds. The property was constructed in 1987. Property management services are being provided by the Operating Partnership since the date of acquisition.

Terms of Purchase

Wood Creek was purchased from an unaffiliated third party for approximately $32.3 million.

LA MIRAGE APARTMENTS, SAN DIEGO, CALIFORNIA

On July 18, 1997, the Operating Partnership acquired a multifamily property, including adjacent undeveloped land, located in San Diego, California ("La Mirage"). La Mirage was approximately 95% occupied as of August 1, 1997. The property consists of 1,070 units in 58 three and four story residential buildings and a two story office/clubhouse on approximately 75 acres. Amenities include a two story clubhouse, a 5,000 square foot swimming pool, six spas and three private pools, a health club/social center including a weight room, cardiovascular facilities, and a jogging track. Other amenities include vaulted ceilings, vertical and mini blinds, wood burning fireplaces, walk-in closets, mirrored walls, central heating and air conditioning, washer/dryers, eight tennis courts, three sand volleyball courts, and three pool cabanas. The property was constructed in phases from 1988-1992. Property management services are being provided by the Operating Partnership since the date of acquisition.

Terms of Purchase

La Mirage was purchased from an unaffiliated third party for approximately $128.8 million.

HUNTERS RIDGE APARTMENTS AND SOUTH POINTE APARTMENTS
ST. LOUIS, MISSOURI

On June 17, 1997, the Operating Partnership acquired two multifamily properties located in St. Louis, Missouri ("Hunters Ridge" and "South Pointe"). Hunters Ridge was approximately 91% occupied as of August 1, 1997. This property consists of 198 units in 7 three story residential buildings and one office/clubhouse on approximately 13 acres. Amenities include a clubhouse, swimming pool, walk-in closets, patio/balconies, microwaves, vaulted ceilings in some units, fireplaces, and washer/dryer hookups. This property was constructed in 1987. Property management services are being provided by the Operating Partnership since the date of acquisition.

South Pointe was approximately 97% occupied as of August 1, 1997. This property consists of 192 units in 10 three story residential buildings on approximately eight acres. Amenities include a clubhouse, swimming pool, walk-in closets, patio/balconies, microwaves, dishwashers, fireplaces washer/dryer hookups, and storage space. This property was constructed in 1986.

Property management services are being provided by the Operating Partnership since the date of acquisition.

Terms of Purchase

Hunters Ridge and South Pointe were purchased from an unaffiliated third party for approximately $19.5 million, which included the assumption of mortgage indebtedness of $11.8 million.

FOXCHASE APARTMENTS, GRAND PRAIRIE, TEXAS

On July 11, 1997, the Operating Partnership acquired a multifamily property located in Grand Prairie, Texas ("Foxchase"). Foxchase was approximately 93% occupied as of August 1, 1997. The property consists of 260 units in 9 two and three story residential buildings and one office/clubhouse on approximately 15 acres. Amenities include two swimming pools, a hot tub, lighted tennis courts, playground, fitness center, full size washer/dryer in all units, free basic cable, cathedral ceilings in some units, fireplaces, and video rental service. The property was constructed in 1983. Property management services are being provided by the Operating Partnership since the date of acquisition.

Terms of Purchase

Foxchase was purchased from an unaffiliated third party for approximately $8.3 million.

BAY RIDGE APARTMENTS, SAN PEDRO, CALIFORNIA

On July 31, 1997, the Operating Partnership acquired a multifamily property located in San Pedro, California ("Bay Ridge"). Bay Ridge was approximately 98% occupied as of August 1, 1997. The property consists of 60 units in a three story residential building over a two story subterranean on approximately two acres. Amenities include elevator service to all floors, a swimming pool, laundry facilities, recreation room/lounge, covered parking, patio/balconies, and a fitness center. The property was constructed in 1987. Property management services are being provided by the Operating Partnership since the date of acquisition.

Terms of Purchase

Bay Ridge was purchased from an unaffiliated third party for $4.5 million.

BOYNTON PLACE APARTMENTS, BOYNTON BEACH, FLORIDA

On August 7, 1997, the Operating Partnership acquired a multifamily property located in Boynton Beach, Florida ("Boynton Place"). Boynton Place was approximately 89% occupied as of August 8, 1997. The property consists of 192 units in eight three story residential buildings and one clubhouse on approximately 12 acres. Amenities include a leasing office/fitness center, swimming pool, lighted tennis court, full size washer/dryer rental/connections, barbeque/picnic area, playground, half-court basketball, carwash area, dishwashers, disposals and laundry facilities. The property was constructed in 1989. Property management services are being provided by the Operating Partnership since the date of acquisition.

Terms of Purchase

Boynton Place was purchased from an unaffiliated third party for $9.2 million.

THE GATES OF REDMOND APARTMENTS, REDMOND, WASHINGTON

On August 7, 1997, the Operating Partnership acquired a multifamily property located in Redmond, Washington ("Gates of Redmond"). Gates of Redmond was approximately 98% occupied as of August 1, 1997. The property consists of 180 units in 18 two and three story residential buildings and one office/clubhouse on approximately nine acres. Amenities include a clubhouse, swimming pool, woodburning fireplaces in select units, washer/dryers in all units, dishwashers, disposals, trash compactors, and microwaves. The property was constructed in phases from 1982-1989. Property management services are being provided by the Operating Partnership since the date of acquisition.

Terms of Purchase

Gates of Redmond was purchased from an unaffiliated third party for $14.4 million, which included the assumption of mortgage indebtedness of $6.5 million and the issuance of OP units with a value of $2.8 million.

THE CAMBRIDGE VILLAGE APARTMENTS, LEWISVILLE, TEXAS

On August 12, 1997, the Operating Partnership acquired a multifamily property located in Lewisville, Texas ("Cambridge Village"). Cambridge Village was approximately 99% occupied as of August 1, 1997. The property consists of 200 units in 23 two story residential buildings and one office/clubhouse on approximately ten acres. Amenities include a clubhouse, swimming pool, sun deck, picnic area, washer/dryers in all units, microwaves, large walk-in closets, wood burning fireplaces, and Euro-style kitchens. The property was constructed in 1987. Property management services are being provided by the Operating Partnership since the date of acquisition.

Terms of Purchase

Cambridge Village was purchased from an unaffiliated third party for $9.5 million.

THE CROSSWINDS APARTMENTS, ST. PETERSBURG, FLORIDA

On August 12, 1997, the Operating Partnership acquired a multifamily property located in St. Petersburg, Florida ("Crosswinds"). Crosswinds was approximately 95% occupied as of August 18, 1997. The property consists of 208 units in 13 two story residential buildings and one office/clubhouse on approximately 17 acres. Amenities include a clubhouse with party area, swimming pool, heated jacuzzi, lighted tennis courts, raquetball court, three acres of lake, dishwashers/disposals, walk-in closets, and mini and vertical blinds in all units. The property was constructed in 1986. Property management services are being provided by the Operating Partnership since the date of acquisition.

Terms of Purchase

Crosswinds was purchased from an unaffiliated third party for $7.3 million.

THE GATES OF REDMOND II APARTMENTS, REDMOND, WASHINGTON

On August 15, 1997, the Operating Partnership acquired a multifamily property located in Redmond, Washington ("Gates of Redmond II"). Gates of Redmond II was approximately 98% occupied as of August 1, 1997. The property consists of 100 units in 17 two story residential buildings and one office/clubhouse on approximately seven acres. Amenities include a clubhouse, heated swimming pool, playground, and fireplaces in selected units. The property was constructed in 1979. Property management services are being provided by the Operating Partnership since the date of acquisition.

Terms of Purchase

Gates of Redmond II was purchased from an unaffiliated third party for $8 million, which included the assumption of mortgage indebtedness of $3.5 million and the issuance of OP units with a value of $2.3 million.

ITEM 7.FINANCIAL STATEMENTS AND EXHIBITS

     C.   EXHIBITS

           24.1  Consent of Ernst & Young LLP




          No information is required under Items 1, 3, 4, and 6, and these items have therefore been omitted.

                       ERP OPERATING LIMITED PARTNERSHIP


                  PRO FORMA CONDENSED CONSOLIDATED STATEMENTS





                     Required under Item 7(b) of Form 8-K

                       ERP OPERATING LIMITED PARTNERSHIP

             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS



Capitalized terms not defined herein are used as defined in the Operating Partnership's Annual Report on Form 10-K for the year ended December 31, 1996 and the Operating Partnership's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1997 and Statements of Operations for the six months ended June 30, 1997 and for the year ended December 31, 1996 have been presented as if the Series D Preferred Share Offering, the June 1997 Common Share Offerings and the acquisition of 16 multifamily properties had occurred on June 30, 1997 with respect to the June 30, 1997 balance sheet, January 1, 1997 with respect to the statement of operations for the six months ended June 30, 1997 and January 1, 1996 with respect to the statement of operations for the year ended December 31, 1996. Eight of the acquired properties are included in the Operating Partnership's Historical Balance Sheet as of June 30, 1997 and eight of the properties, which were acquired subsequent to June 30, 1997, are included on a Pro Forma basis as described in Note A of the Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1997.

The unaudited Pro Forma Condensed Consolidated Financial Statements are not necessarily indicative of the results of future operations, nor the results of historical operations, had all the transactions occurred as described above on either January 1, 1996 or January 1, 1997.

The Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the accompanying Notes to the Pro Forma Condensed Consolidated Financial Statements, the Operating Partnership's Annual Report on Form 10-K for the year ended December 31, 1996, the Operating Partnership's Quarterly
Report on Form 10-Q for the quarterly period ended June 30, 1997 and the Statements of Revenue and Certain Expenses for certain of the acquired properties (included elsewhere herein).

                       ERP OPERATING LIMITED PARTNERSHIP
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF JUNE 30, 1997
                                  (UNAUDITED)
                            (Amounts in thousands)

                                                                              1997
                                                                           Most Recent
                                                                            Acquired                   Pro
                                                     Historical           Properties (A)              Forma
                                                    ------------         ---------------          ---------------
ASSETS
Rental property, net                                $  4,124,835         $       191,715          $     4,316,550
Real estate held for disposition                           3,947                      --                    3,947
Investment in mortgage notes, net                        174,764                      --                  174,764
Cash and cash equivalents                                311,358                (176,556)                 134,802
Rents receivable                                           2,078                      --                    2,078
Deposits-restricted                                        6,112                      --                    6,112
Escrows deposits-mortgage                                 28,698                      --                   28,698
Deferred financing costs, net                             14,306                      --                   14,306
Other assets                                              72,636                      --                   72,636
                                                    ------------         ---------------          ---------------
  Total assets                                      $  4,738,734         $        15,159          $     4,753,893
                                                    ============         ---------------          ---------------


LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Mortgage notes payable                              $    960,879         $        10,025          $       970,904
Line of credit                                                --                      --                       --
Notes, net                                               754,508                      --                  754,508
Accounts payable and accrued expenses                     43,001                      --                   43,001
Accrued interest payable                                  22,210                      --                   22,210
Due to affiliates                                            649                      --                      649
Rents received in advance and other
 liabilities                                              31,844                      --                   31,844
Security deposits                                         19,231                      --                   19,231
Distributions payable                                     64,506                      --                   64,506
                                                    ------------         ---------------          ---------------
  Total liabilities                                    1,896,828                  10,025                1,906,853
                                                    ------------         ---------------          ---------------

Commitments and contingencies

  9 3/8% Series A Cumulative Redeemable
     Preference Units                                    153,000                      --                  153,000
                                                    ------------         ---------------          ---------------

  9 1/8% Series B Cumulative Redeemable
     Preference Units                                    125,000                      --                  125,000
                                                    ------------         ---------------          ---------------

  9 1/8% Series C Cumulative Redeemable
     Preference Units                                    115,000                      --                  115,000
                                                    ------------         ---------------          ---------------

  8.60% Series D Cumulative Redeemable
     Preference Units                                    175,000                      --                  175,000
                                                    ------------         ---------------          ---------------

  Series E Cumulative Convertible
     Preference Units                                     99,995                      --                   99,995
                                                    ------------         ---------------          ---------------

  9.65% Series F Cumulative Redeemable
     Preference Units                                     57,500                      --                   57,500
                                                    ------------         ---------------          ---------------

Partners' Capital
  General Partner                                      1,937,189                      --                1,937,189
  Limited Partners                                       179,222                   5,134                  184,356
                                                    ------------         ---------------          ---------------
     Total partners' capital                           2,116,411                   5,134                2,121,545
                                                    ------------         ---------------          ---------------
     Total liabilities and partners'
      capital                                       $  4,738,734         $        15,159          $     4,753,893
                                                    ============         ===============          ===============

(A) Reflects the most recent multifamily property acquisitions, which include Foxchase, La Mirage, Bay Ridge, Boynton Place, Gates of Redmond, Cambridge Village, Crosswinds and Gates of Redmond II (acquired in July and August
     1997) (collectively the "1997 Most Recent Acquired Properties"). In connection with such acquisitions the amounts presented include the initial purchase price as well as subsequent closing costs incurred and capital improvements required as identified in the acquisition process.

                       ERP OPERATING LIMITED PARTNERSHIP
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    For the six months ended June 30, 1997
                                  (UNAUDITED)
                (Amounts in thousands except for OP Unit data)

                                                                     1997            1997
                                                                  Previously      Most Recent
                                                                   Acquired        Acquired                                 Pro
                                                  Historical     Properties (A)  Properties (B)   Adjustments (C)          Forma
                                                  ----------     --------------  --------------   ---------------        ---------
REVENUES
Rental income                                     $  290,799     $        8,187  $       11,475   $          --          $ 310,461
Fee and asset management                               3,110                --              --               --              3,110
Interest income - investment in mortgage notes         8,011                --              --               --              8,011
Interest and other income                              4,404                --              --            (2,411)            1,993
                                                  ----------     --------------  --------------   ---------------        ---------
  Total revenues                                     306,324              8,187          11,475           (2,411)          323,575
                                                  ----------     --------------  --------------   ---------------        ---------
EXPENSES
Property and maintenance                              70,760              2,460           3,449             (751)           75,918
Real estate taxes and insurance                       29,667                763           1,124              --             31,554
Property management                                   11,819                --              --               492            12,311
Fee and asset management                               1,569                --              --               --              1,569
Depreciation                                          62,775                --              --             4,706            67,481
Interest:
  Expense incurred                                    50,294                --              --               801            51,725
  Amortization of deferred financing costs             1,220                --              --                               1,220
General and administrative                             6,206                --              --               --              6,206
                                                  ----------     --------------  --------------   ---------------        ---------
  Total expenses                                     234,940              3,223           4,573            5,248           247,984
                                                  ----------     --------------  --------------   ---------------        ---------
Income before gain on disposition of properties       71,384     $        4,964  $        6,902   $       (7,659)           75,591
                                                                 ==============  ==============   ===============
Gain on disposition of properties                      3,632                                                                   --
                                                  ----------                                                             ---------
Net income                                        $   75,016                                                             $  75,591
                                                  ==========                                                             =========
ALLOCATION OF NET INCOME:

9 3/8% Series A Cumulative Redeemable
  Preference Units                                $    7,172                                                                 7,172
                                                  ==========                                                             =========
9 1/8% Series B Cumulative Redeemable
  Preference Units                                $    5,704                                                                 5,704
                                                  ==========                                                             =========
9 1/8% Series C Cumulative Redeemable
  Preference Units                                $    5,246                                                                 5,246
                                                  ==========                                                             =========
8.60% Series D Cumulative Redeemable
  Preference Units                                $    1,714                                                         (D)     7,525
                                                  ==========                                                             =========
Series E Cumulative Convertible
  Preference Units                                $      615                                                                   615
                                                  ==========                                                             =========
9.65% Series F Cumulative Redeemable
  Preference Units                                $      488                                                                   488
                                                  ==========                                                             =========

General Partner                                   $   47,732                                                                43,688
Limited Partners                                  $    6,345                                                                 5,153
                                                  ----------                                                             ---------
                                                  $   54,077                                                             $  48,841
                                                  ==========                                                             =========
Net income per weighted average OP
  Unit outstanding                                $     0.86                                                             $    0.69
                                                  ==========                                                             =========
Weighted average OP Units outstanding                 62,787                                                         (E)    71,205
                                                  ==========                                                             =========

(A) Reflects the results of operations for Cascade at Landmark, Sabal Palm Club, Tamarlane, Banyan Lake, Hunters Ridge, South Pointe, Club at Tanasbourne and Wood Creek (acquired May and June 1997) (collectively the "1997 Previously Acquired Properties"). The amounts presented represent the historical amounts for certain revenues and expenses for the periods from January 1, 1997 through the respective acquisition dates for each property.

(B) Reflects the results of operations for the 1997 Most Recent Acquired Properties. The amounts presented for rental revenues, property and maintenance and real estate taxes and insurance are based on the revenues and certain expenses of the 1997 Most Recent Acquired Properties for the six months ended June 30, 1997.

(C) Reflects the following adjustments to the 1997 Previously Acquired Properties and the 1997 Most Recent Acquired Properties results of operations as follows:

    Interest and other income:
      Reduction of interest income due to the use of working capital
        for property acquisitions                                       $(2,411)
                                                                        =======

    Property and maintenance:
      The elimination of third-party management fees where the
        Operating Partnership is providing onsite property management
        services                                                        $  (751)
                                                                        =======

    Property management:
      Incremental cost associated with self management of the 1997 Most
        Recent Acquired Properties for the six months ended June 30,
        1997 and the 1997 Previously Acquired Properties for the
        period from January 1, 1997 through the respective acquisition
        dates for each property.                                        $   492
                                                                        =======

    Depreciation:
      Reflects depreciation based on the expected total investment of
        $191.7 million for the 1997 Most Recent Acquired Properties and the 1997 Probable Properties and the expected total investment of $139.7 million for the 1997 Previously Acquired Properties less 10% allocated to land and depreciated over a 30-year life for real property.  Depreciation for the 1997 Previously
        Acquired Properties reflect amounts from January 1, 1997
        through the respective acquisition dates for each property.     $ 4,706
                                                                        =======

    Interest:
    Expense incurred:
      Interest on mortgage indebtedness for certain of the 1997
        Previously Acquired Properties and the 1997 Most Recent
        Acquired Properties. (F)                                        $   801
                                                                        =======

(D) Allocation of net income represents amounts payable to the Company as holder of the Series D Cumulative Redeemable Preference Units for the year ended December 31, 1996.

(E) Pro Forma weighted average OP Units outstanding for the six months ended June 30, 1997 was 71.2 million, which assumes the OP Units issued in connection with the June 1997 Common Share Offerings and the OP units issued to the Seller in connection with the acquisiton of Gates of Redmond and Gates of Redmond II were outstanding as of January 1, 1997. The OP Units outstanding does not include any shares or OP Unit issued in a private or public offering that have not been used or are not intended to be used for acquisitions or repayment of debt directly incurred in an acquisition.

(F) Detail of interest expense on mortgage indebtedness for certain of the 1997 Previously Acquired Properties and the 1997 Most Recent Acquired Properties.

                                           Mortgage     Interest   Interest
                   Property              Indebtedness     Rate     Expense
          ----------------------------   ------------   --------   --------
          Hunters Ridge/South Pointe       $11,840        7.88%     $  417
          Gates of Redmond                   6,507        7.35%        239
          Gates of Redmond II                3,518        8.25%        145
                                           -------                  ------
          Totals                           $21,865                  $  801
                                           =======                  ======

        (1) The amounts presented for these properties represent the historical amounts for the periods from January 1, 1997 through the respective acquisition dates for each property.

                       ERP OPERATING LIMITED PARTNERSHIP
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     For the year ended December 31, 1996
                                  (UNAUDITED)
                (Amounts in thousands except for OP Unit data)

                                                                     1997
                                                                   Acquired                                   Pro
                                                  Historical     Properties (A)     Adjustments (B)          Forma
                                                  -----------    --------------     ---------------        ---------
REVENUES
Rental income                                     $  454,412     $       40,694     $          --          $ 495,106
Fee and asset management                               6,749                --                 --              6,749
Interest income - investment in mortgage notes        12,819                --                 --             12,819
Interest and other income                              4,405                --              (2,942)            1,463
                                                  -----------    --------------     ---------------        ---------
  Total revenues                                     478,385             40,694             (2,942)          516,137
                                                  -----------    --------------     ---------------        ---------
EXPENSES
Property and maintenance                             127,172             12,312             (1,498)          137,986
Real estate taxes and insurance                       44,128              4,111                --             48,239
Property management                                   17,512                --               1,017            18,529
Fee and asset management                               3,837                --                 --              3,837
Depreciation                                          93,253                --               9,942           103,195
Interest:
  Expense incurred                                    81,351                --               1,701            83,052
  Amortization of deferred financing costs             4,242                --                 --              4,242
General and administrative                             9,857                --                 --              9,857
                                                  -----------    --------------     ---------------        ---------
  Total expenses                                     381,352             16,423             11,162           408,937
                                                  -----------    --------------     ---------------        ---------
Income before gain on disposition of properties       97,033     $       24,271     $      (14,104)          107,200
                                                                 ==============     ===============
Gain on disposition of properties                     22,402                                                     --
                                                  -----------                                              ---------

Income before extraordinary item                     119,435                                                 107,200

Extraordinary item:
  Write-off of unamortized costs on refinanced
    debt                                              (3,512)                                                    --
                                                  -----------                                              ---------
Net income                                        $  115,923                                               $ 107,200
                                                  ===========                                              =========

ALLOCATION OF NET INCOME:

Redeemable Preference Interests                   $      263                                               $     --
                                                  ===========                                              =========

9 3/8% Series A Cumulative Redeemable
  Preference Units                                $   14,345                                               $  14,345
                                                  ===========                                              =========
9 1/8% Series B Cumulative Redeemable
  Preference Units                                $   11,406                                               $  11,406
                                                  ===========                                              =========
9 1/8% Series C Cumulative Redeemable
  Preference Units                                $    3,264                                               $   3,264
                                                  ===========                                              =========
8.6% Series D Cumulative Redeemable
  Preference Units                                $      --                                            (C) $  15,050
                                                  ===========                                              =========

General Partner                                       72,609                                                  54,081
Limited Partners                                      14,036                                                   9,054
                                                  -----------                                              ---------
                                                  $   86,645                                               $  63,135
                                                  ===========                                              =========
Net income per weighted average OP
  Unit outstanding                                $     1.70                                               $    1.05
                                                  ===========                                              =========
Weighted average OP Units outstanding                 51,108                                           (C)    60,212
                                                  ===========                                              =========

(A) Reflects the results of operations of the 1997 Previously Acquired Properties and the 1997 Most Recent Acquired Properties (collectively the "1997 Acquired Properties"). The amounts presented for rental revenues, property and maintenance and real estate taxes and insurance are based on the revenues and certain expenses of the 1997 Acquired Properties for the year ended December 31, 1996.

(B) Reflects the following adjustments:

    Interest and other income:
      Reduction of interest income due to the use of working capital
      for property acquisitions                                         $(2,942)
                                                                        =======

    Property and maintenance:
      The elimination of third-party management fees where the
        Operating Partnership is providing onsite property management
        services                                                        $(1,498)
                                                                        =======

    Property management:
      Incremental cost associated with self management of the 1997
        Acquired Properties and the 1997 Probable Properties for the
        year ended December 31, 1996                                    $ 1,017
                                                                        =======

    Depreciation:
      Reflects depreciation based on the expected total investment of
        $331.4 million for the 1997 Acquired Properties and the 1997
        Probable Properties less amounts allocated to land, generally
        10%, and depreciated over a 30-year life for real property.     $ 9,942
                                                                        =======

    Interest:
    Expense incurred:
      Interest on mortgage indebtedness for certain of the 1997
        Acquired Properties. (E)                                        $ 1,701
                                                                        =======

(C) Allocation of net income represents amounts payable to the Company as holder of the Series D Cumulative Redeemable Preference Units for the year ended December 31, 1996.

(D) Pro Forma weighted average OP Units outstanding for the year ended December 31, 1996 was 60.2 million, which includes 51.1 million weighted average OP Units outstanding as of December 31, 1996 plus the issuance of 9 million Common Shares in connection with the June 1997 Common Share Offerings and 112,226 OP Units issued to the Seller in connection with the acquisition of Gates of Redmond and Gates of Redmond II. The OP Units outstanding does not include any shares or OP Units issued in a private or public offering that have not been used or are not intended to be used for acquisitions or repayment of debt directly incurred in an acquisition.

(E) Detail of interest expense on mortgage indebtedness for certain of the 1997 Acquired Properties:

                                           Mortgage      Interest      Interest
                   Property              Indebtedness      Rate        Expense
          ----------------------------   ------------    --------      --------
          Hunters Ridge / South Pointe     $11,840         7.88%        $  933
          Gates of Redmond                   6,507         7.35%           478
          Gates of Redmond II                3,518         8.25%           290
                                           -------                      ------

          Totals                           $21,865                      $1,701
                                           =======                      ======

                             STATEMENTS OF REVENUE
                             AND CERTAIN EXPENSES





                     Required under Item 7(a) of Form 8-K

                        Report of Independent Auditors

The Partners of
ERP Operating Limited Partnership

We have audited the accompanying Statement of Revenue and Certain Expenses of Cascade at Landmark (the Property) for the year ended December 31, 1996. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in ERP Operating Limited Partnership's Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP


Chicago, Illinois
July 17, 1997

                              CASCADE AT LANDMARK
                             STATEMENTS OF REVENUE
                             AND CERTAIN EXPENSES
                            (amounts in thousands)

                                                For the Period
                                                January 1, 1997 -        For the
                                                 May 21, 1997          Year Ended
                                                  (Unaudited)       December 31, 1996
                                                ----------------    -----------------
REVENUE
    Rental Income                                    $1,212              $3,001
                                                     ------              ------

CERTAIN EXPENSES
    Property operating and maintenance                  384                 981
    Real estate taxes and insurance                      96                 256
    Management fees                                      61                 160
                                                     ------              ------
                                                        541               1,397
                                                     ------              ------

REVENUE IN EXCESS OF CERTAIN
     EXPENSES                                        $  671              $1,604
                                                     ======              ======

                            See accompanying notes.

                              CASCADE AT LANDMARK
                            NOTES TO STATEMENTS OF
                         REVENUE AND CERTAIN EXPENSES

Note 1 - Summary of Significant Accounting Policies

     The accompanying statements of revenue and certain expenses for the year ended December 31, 1996 and the period from January 1, 1997 through May 21, 1997 (unaudited) were prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission. The accompanying financial statements are not representative of the actual operations of Cascade at Landmark for the periods presented as certain expenses, which may not be comparable to the expenses to be incurred by ERP Operating Limited Partnership and its subsidiaries (the "Operating Partnership") in the proposed future operations of Cascade at Landmark, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of Cascade at Landmark.

     In preparation of the Property's Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that effect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

     Rental income attributable to residential leases is recorded when due from tenants, generally on a straight line basis.

     Cascade at Landmark had a management agreement with a management company unaffiliated with the Operating Partnership through the acquisition date to maintain and manage the operations of the apartment complex. Management fees were based on 5% of total income. Of the management fees paid in 1996, $160,288 were paid to an affiliate of the property owner. Upon acquisition of Cascade at Landmark by the Operating Partnership, such management contract was cancelled at which time the Operating Partnership began to manage Cascade at Landmark.

 Note 2 - Description of Property

          The following property is included in the statements of revenue and certain expenses:

                                                  Date     Number      Total
             Property Name         Location     Acquired  of Units  Investment (A)
          -------------------   --------------  --------  --------  --------------
          Cascade at Landmark   Alexandria, VA   5/21/97     277     $23,334,250

     Notes:

     (A) Includes initial purchase price, closing costs and amounts specified at date of purchase for future capital improvements.

                        Report of Independent Auditors

The Partners of
ERP Operating Limited Partnership

We have audited the accompanying Statement of Revenue and Certain Expenses of Sabal Palm Club (formerly known as Post Crossing (Pompano)) (the Property) for the year ended December 31, 1996. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in ERP Operating Limited Partnership's Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP


Chicago, Illinois
July 2, 1997

                                SABAL PALM CLUB
                             STATEMENTS OF REVENUE
                             AND CERTAIN EXPENSES
                            (amounts in thousands)

                                                   For the Period
                                                 January 1, 1997 -          For the
                                                   May 21, 1997           Year Ended
                                                    (Unaudited)        December 31, 1996
                                                 -----------------    -----------------
REVENUE
    Rental Income                                     $1,596                 $3,844
                                                      ------                 ------

CERTAIN EXPENSES
    Property operating and maintenance                   431                  1,075
    Real estate taxes and insurance                      229                    548
    Management fees                                       79                    188
                                                      ------                 ------
                                                         739                  1,811
                                                      ------                 ------

REVENUE IN EXCESS OF CERTAIN
  EXPENSES                                            $  857                 $2,033
                                                      ======                 ======

                            See accompanying notes.

                                SABAL PALM CLUB
                            NOTES TO STATEMENTS OF
                         REVENUE AND CERTAIN EXPENSES

Note 1 - Summary of Significant Accounting Policies

     The accompanying statements of revenue and certain expenses for the year ended December 31, 1996 and the period from January 1, 1997 through May 21, 1997 (unaudited) were prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission. The accompanying financial statements are not representative of the actual operations of Sabal Palm Club for the periods presented as certain expenses, which may not be comparable to the expenses to be incurred by ERP Operating Limited Partnership and its subsidiaries (the "Operating Partnership") in the proposed future operations of Sabal Palm Club, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of Sabal Palm Club.

     In preparation of the Property's Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that effect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

     Rental income attributable to residential leases is recorded when due from tenants, generally on a straight line basis.

     Sabal Palm Club had a management agreement with a management company unaffiliated with the Operating Partnership through the acquisition date to maintain and manage the operations of the apartment complex. Management fees were based on 5% of total income. Of the management fees paid in 1996, $188,092 were paid to an affiliate of the property owner. Upon acquisition of Sabal Palm Club by the Operating Partnership, such management contract was cancelled at which time the Operating Partnership began to manage Sabal Palm Club.

Note 2 - Description of Property

          The following property is included in the statements of revenue and certain expenses:

                                                 Date     Number      Total
           Property Name        Location       Acquired  of Units  Investment (A)
          ---------------   -----------------  --------  --------  --------------
          Sabal Palm Club   Pompano Beach, FL   5/21/97     416     $23,840,350

     Notes:

     (A) Includes initial purchase price, closing costs and amounts specified at date of purchase for future capital improvements.

                        Report of Independent Auditors


The Partners of
ERP Operating Limited Partnership

We have audited the accompanying Statement of Revenue and Certain Expenses of Wood Creek (Pleasant Hill) (the Property) for the year ended December 31, 1996. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in ERP Operating Limited Partnership's Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP


Chicago, Illinois
July 23, 1997

                                  WOOD CREEK
                             STATEMENTS OF REVENUE
                             AND CERTAIN EXPENSES
                            (amounts in thousands)

                                               For the Period
                                             January 1, 1997 -          For the
                                               June 26, 1997          Year Ended
                                                (Unaudited)        December 31, 1996
                                             -----------------     -----------------
REVENUE
    Rental Income                                 $1,718                $3,385
                                                  ------                ------

CERTAIN EXPENSES
    Property operating and maintenance               378                   655
    Real estate taxes and insurance                  157                   318
    Management fees                                   62                   119
                                                  ------                ------
                                                     597                 1,092
                                                  ------                ------

REVENUE IN EXCESS OF CERTAIN
  EXPENSES                                        $1,121                $2,293
                                                  ======                ======

                            See accompanying notes.

                                  WOOD CREEK
                            NOTES TO STATEMENTS OF
                         REVENUE AND CERTAIN EXPENSES

Note 1 - Summary of Significant Accounting Policies

     The accompanying statements of revenue and certain expenses for the year ended December 31, 1996 and for the period from January 1, 1997 through June 26, 1997 (unaudited) were prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission. The accompanying financial statements are not representative of the actual operations of Wood Creek for the periods presented as certain expenses, which may not be comparable to the expenses to be incurred by ERP Operating Limited Partnership and its subsidiaries (the "Operating Partnership") in the proposed future operations of Wood Creek, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of Wood Creek.

     In preparation of the Property's Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that effect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

     Rental income attributable to residential leases is recorded when due from tenants, generally on a straight line basis.

     Wood Creek had a management agreement with a management company unaffiliated with the Operating Partnership through the acquisition date to maintain and manage the operations of the apartment complex. Management fees were based on 5% of total income. Of the management fees paid in 1996, $119,000 were paid to an affiliate of the property owner. Upon acquisition of Wood Creek by the Operating Partnership, such management contract was cancelled at which time the Operating Partnership began to manage Wood Creek.

Note 2 - Description of Property

          The following property is included in the statements of revenue and certain expenses:

                                                Date      Number        Total
          Property Name       Location        Acquired   of Units   Investment (A)
          -------------   -----------------   --------   -------    --------------
          Wood Creek      Pleasant Hill, CA    6/26/97      256       $32,393,000

     Notes:

     (A) Includes initial purchase price, closing costs and amounts specified at date of purchase for future capital improvements.

                        Report of Independent Auditors

The Partners of
ERP Operating Limited Partnership

We have audited the accompanying Statement of Revenue and Certain Expenses of LaMirage (the Property) for the year ended December 31, 1996. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in ERP Operating Limited Partnership's Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP



Chicago, Illinois
July 25, 1997

                                   LA MIRAGE
                             STATEMENTS OF REVENUE
                             AND CERTAIN EXPENSES
                            (amounts in thousands)

                                                  For the
                                              Six Months Ended          For the
                                               June 30, 1997           Year Ended
                                                (Unaudited)        December 31, 1996
                                              ----------------     -----------------
REVENUE
    Rental Income                                 $6,604                 $12,760
                                                  ------                 -------

CERTAIN EXPENSES
    Property operating and maintenance             1,690                   3,461
    Real estate taxes and insurance                  581                   1,012
    Management fees                                  189                     371
                                                  ------                 -------
                                                   2,460                   4,844
                                                  ------                 -------

REVENUE IN EXCESS OF CERTAIN
  EXPENSES                                        $4,144                 $ 7,916
                                                  ======                 =======

                            See accompanying notes.

                                   LA MIRAGE
                            NOTES TO STATEMENTS OF
                         REVENUE AND CERTAIN EXPENSES

Note 1 - Summary of Significant Accounting Policies

     The accompanying statements of revenue and certain expenses for the year ended December 31, 1996 and the six months ended June 30, 1997 (unaudited) were prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission. The accompanying financial statements are not representative of the actual operations of La Mirage for the periods presented as certain expenses, which may not be comparable to the expenses to be incurred by ERP Operating Limited Partnership and its subsidiaries (the "Operating Partnership") in the proposed future operations of La Mirage, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of La Mirage.

     In preparation of the Property's Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that effect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

     Rental income attributable to residential leases is recorded when due from tenants, generally on a straight line basis.

     La Mirage had a management agreement with a management company unaffiliated with the Operating Partnership through the acquisition date to maintain and manage the operations of the apartment complex. Management fees were based on 3% of total income. Of the management fees paid in 1996, $353,393 were paid to an affiliate of the property owner. Upon acquisition of La Mirage by the Operating Partnership, such management contract was cancelled at which time the Operating Partnership began to manage La Mirage.

Note 2 - Description of Property

         The following property is included in the statements of revenue and certain expenses:

                                                Date     Number      Total
            Property Name        Location     Acquired  of Units  Investment(A)
         -------------------  --------------  --------  --------  -------------
             La Mirage        San Diego, CA    7/18/97   1,070    $129,300,000

      Notes:

      (A) Includes initial purchase price, closing costs and amounts specified at date of purchase for future capital improvements.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   ERP OPERATING LIMITED PARTNERSHIP
                                   BY: EQUITY RESIDENTIAL PROPERTIES TRUST,
                                       ITS GENERAL PARTNER


     August 19, 1997               By: /s/ Michael J. McHugh
     ---------------                  -------------------------------
          (Date)                           Michael J. McHugh
                                      Senior Vice President, Chief Accounting
                                         Officer and Treasurer